EX-99.B-77D(g)

SUB-ITEM 77D(g): Any other investment policy set forth in the registrant’s charter, by-laws or prospectus.

IVY FUNDS

Supplement dated June 8, 2016 to the

Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund Prospectus

dated January 29, 2016

and as supplemented March 2, 2016 and March 30, 2016

The following replaces the second sentence of the first paragraph of the “Fees and Expenses” section for Ivy Apollo Strategic Income Fund and for Ivy Apollo Multi-Asset Income Fund on pages 3 and 11, respectively:

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds.

The following replaces the first sentence of the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on page 43:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the second bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on page 43:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the first full bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on page 44:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new bullet point following the final bullet point of the “Your Account — Choosing a Share Class — Class I Shares” section on page 47:

∎ clients investing via any MAP or SPA program available through Waddell & Reed

The following is inserted as a new paragraph following the final paragraph of the “Your Account — Exchange Privileges — Converting Shares” section on page 57:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

*****

IVY FUNDS

Supplement dated June 8, 2016 to the

Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund Statement of Additional Information

dated January 29, 2016

and as supplemented March 2, 2016 and March 30, 2016

The following replaces the first sentence of the first bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 73:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the first bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 74:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the second bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 74:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new paragraph following the final paragraph of the “Purchase, Redemption and Pricing of Shares — Exchanges for Shares of Other Ivy Funds or Shares of Funds within InvestEd Portfolios or Waddell & Reed Advisors Funds — Converting Shares” section on page 80:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

*****

IVY FUNDS

Supplement dated June 8, 2016 to the

Ivy Emerging Markets Local Currency Debt Fund Prospectus

dated January 29, 2016

and as supplemented March 2, 2016 and March 30, 2016

The following replaces the second sentence of the first paragraph of the “Ivy Emerging Markets Local Currency Debt Fund — Fees and Expenses” section on page 3:

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds.

The following replaces the first sentence of the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A or Class E (when offered) shares are available by:” section on page 21:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the second bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A or Class E (when offered) shares are available by:” section on page 21:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the first full bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A or Class E (when offered) shares are available by:” section on page 22:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new bullet point following the final bullet point of the “Your Account — Choosing a Share Class — Class I Shares” section on page 26:

∎ clients investing via any MAP or SPA program available through Waddell & Reed

The following is inserted as a new paragraph following the final paragraph of the “Your Account — Exchange Privileges — Converting Shares” section on page 38:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

*****

IVY FUNDS

Supplement dated June 8, 2016 to the

Ivy Emerging Markets Local Currency Debt Fund Statement of Additional Information

dated January 29, 2016

and as supplemented March 2, 2016 and March 30, 2016

The following replaces the first sentence of the first bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Lower sales charges on the purchase of Class A and Class E (when offered) shares are available by:” section on page 65:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the second bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Lower sales charges on the purchase of Class A and Class E (when offered) shares are available by:” section on page 65:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the third bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E Shares only) — Lower sales charges on the purchase of Class A and Class E (when offered) shares are available by:” section on page 65:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new paragraph following the final paragraph of the “Purchase, Redemption and Pricing of Shares — Exchanges for Shares of Other Ivy Funds or Shares of Funds within InvestEd Portfolios or Waddell & Reed Advisors Funds — Converting Shares” section on pages 72-73:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

*****

IVY FUNDS

Supplement dated June 8, 2016 to the

Ivy Targeted Return Bond Fund Prospectus

dated January 4, 2016

and as supplemented March 2, 2016 and March 30, 2016

The following replaces the second sentence of the first paragraph of the “Ivy Targeted Return Bond Fund — Fees and Expenses” section on page 3:

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds.

The following replaces the first sentence of the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on page 22:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the second bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on pages 22-23:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the first full bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on page 23:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new bullet point following the final bullet point of the “Your Account — Choosing a Share Class — Class I Shares” section on page 26:

∎ clients investing via any MAP or SPA program available through Waddell & Reed

The following is inserted as a new paragraph following the final paragraph of the “Your Account — Exchange Privileges — Converting Shares” section on page 36:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

*****

IVY FUNDS

Supplement dated June 8, 2016 to the

Ivy Targeted Return Bond Fund Statement of Additional Information

dated January 4, 2016

and as supplemented March 2, 2016 and March 30, 2016

The following replaces the first sentence of the first bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 64:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the second bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 64:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the third bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 64:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new paragraph following the final paragraph of the “Purchase, Redemption and Pricing of Shares — Exchanges for Shares of Other Ivy Funds or Shares of Funds within InvestEd Portfolios or Waddell & Reed Advisors Funds — Converting Shares” section on page 70:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.